SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2014

CLEARSIGN COMBUSTION CORPORATION

(Exact name of registrant as specified in Charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

12870 Interurban Avenue South

Seattle, Washington 98168

(Address of Principal Executive Offices)

206-673-4848

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 12, 2014, ClearSign Combustion Corporation issued a press release announcing its financial results for the quarter and period ended June 30, 2014. The Company also announced that a conference call to discuss these results is scheduled for 4:30 p.m. Eastern time on August 12, 2014. The conference call can be accessed live over the telephone by dialing 1-877-870-4263 (or dialing 1-412-317-0790 from outside the U.S.) and requesting to be connected to the ClearSign Combustion Corporation conference call. A replay of the conference call can be accessed for 7 days following the conference call by dialing 1-877-344-7529 (international: +1-412-317-0088) and entering conference ID 10050857. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 2.02.

The information furnished under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press release dated August 12, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2014

CLEARSIGN COMBUSTION CORPORATION

By:	/s/ James N. Harmon
James N. Harmon
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 12, 2014